Critical accounting judgments and estimates	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Critical accounting judgments and estimates
4.	Critical accounting judgments and estimates
The preparation of the Group’s consolidated financial statements in conformity with the above requirements requires Management to make certain critical accounting estimates and assumptions that affect the reported amounts of assets and liabilities, and the accompanying disclosures, and the disclosure of contingent liabilities. Estimates and judgments are continually evaluated and are based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances. Revision to accounting estimates are recognised in the period in which the estimate is revised and in any future periods affected. Uncertainty about these assumptions and estimates could result in outcomes that require a material adjustment to the carrying amount of asset or liability affected in future periods. Such estimates and assumptions are as follows:

(a)	Leases

(i)	Determination of lease term
IFRS 16 requires the Group to assess the lease term as the
non-cancellable
lease term in line with the lease contract together with the period for which the Group has extension options which the Group is reasonably certain to exercise and the periods for which the Group has termination options for which the Group is not reasonably certain to exercise those termination options. The Group assesses the options to extend or terminate their leases offices in multiple locations across Egypt, Kenya, Pakistan and United Arab Emirates. Management has not assessed the lease extension term where such clauses are required to be mutually agreed between the Group and the lessor. In cases where the lease extension is solely at the discretion of the Group as a lessee, Management is reasonably certain that such leases will not be renewed beyond the non-cancellable
lease term and no extension options have been exercised.

(ii)	Discount rate
The lease payments are discounted using the interest rate implicit in the lease. If that rate cannot be readily determined, which is generally the case for leases in the Group, the lessee’s incremental borrowing rate is used, being the rate that the individual lessee would have to pay to borrow the funds necessary to obtain an asset of similar value to the right-of-use
asset in a similar economic environment with similar terms, security, and conditions.

(b)	Deferred tax asset
Deferred tax is recognised and provides for temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for taxation purposes. Deferred tax reflects the manner of recovery of underlying assets and is measured at the prevailing tax rates that are expected to be applied to the temporary differences when they reverse. A deferred tax asset is recognised to the extent that it is probable that future taxable profits will be available against which temporary differences can be utilized. Deferred tax assets are reviewed periodically and reduced to the extent that it is no longer probable that the related tax benefit will be realised. Deferred tax assets have been recognised by a certain subsidiary of the Group on their trading losses where utilisation is probable, given that there are probable future taxable profits to offset against these losses. The Group continuously reviews the recoverability of the deferred tax asset for any significant changes to these assumptions. The details of the deferred tax asset recognised on unused tax losses is disclosed in Note 28.2.

(c)	Share-based payments
The Group issued share-based payment awards to employees starting from May 2017. While there was a mutual understanding with the employees regarding the terms of the award, its formal approval was pending, and therefore “grant date” was not achieved. The grant date will be achieved on an “exit event” which includes “merger, consolidation, sale of assets, or other change in control of the Parent Company, or otherwise in accordance with the terms of the Option Rules and the Award agreement”. However, the cost of awards is recognised in advance of the grant date, over the period services are rendered by the employees, by estimating the fair value of the equity instruments at the end of each reporting period to comply with the requirements of IFRS.
The award’s terms include a condition that the employees would be eligible to exercise their vested options only on an exit event occurring. If an employee leaves the Group before the exit event, the employee could exercise options on a pro-rata
basis (based on the length of time that the employee has served since the award was granted). The probability of an exit event occurring is a non-vesting
condition and is included in the fair value of the awards, which charge is amortised over the period services are rendered by the employees.

(d)	ECL assumptions
The Group estimates the expected credit loss under the simplified approach using a provision matrix which applies the relevant loss rates to the outstanding trade receivable balances (i.e. an aged analysis). Different loss rates are determined depending on the number of days that the trade and other receivables are outstanding. Depending on the diversity of the end-user
base, the Group uses appropriate groupings (known as customer segments) based on homogeneous risk characteristics. The estimates mainly involve the following:

•	Determining appropriate customer segments – Estimating the risk characteristics and concluding whether a group of customers will exhibit similar loss patterns in the future;

•	Appropriateness of historical loss rates – Estimating whether the macroeconomic outlook for the prior periods is consistent with the current outlook or if any adjustment is needed;

•
Default definition
– Management defines its policy of what is considered as a default which is consistent with the internal credit risk management policy of the Group. The default definition includes the impact of qualitative factors wherever necessary; and

•
Forward-looking analysis
– Management assesses whether in the past, there has been a plausible relationship between the macroeconomic indicators and the historical loss patterns. In case there is a plausible relationship and a strong correlation, Management estimates the impact of the future economic outlook on the loss patterns based on forecasted statistics.

The Group uses a simplified approach which includes a provision matrix for large portfolio of customers which have similar risk characteristics (through ‘determining appropriate customer segments’ discussed above) to calculate expected credit losses (ECL) for trade receivables and other receivables based on the Group’s historical observed default rates, derived from the number of days past due for various customer segments that have similar loss patterns. These historical observed default rates are then adjusted for forward-looking information through the forward looking analysis discussed above.
The assessment of the correlation between historical observed default rates, forecast economic conditions and resulting ECL is a significant estimate. The amount of ECL is sensitive to changes in circumstances and of forecast economic conditions. The Group’s historical credit loss experience and forecast of economic conditions may also not be representative of the customer’s actual default in the future.